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                                                                   EXHIBIT 23.2


                           CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1997 appearing on page 30 of IntelliQuest Information Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.




PRICE WATERHOUSE LLP
Austin, Texas
October 23, 1997